Exhibit 10.150
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                              AMENDED AND RESTATED
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                               SECURITY AGREEMENT
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         AMENDED AND RESTATED SECURITY AGREEMENT  ("Agreement"),  made this 12th day of April, 2005, by and among The Shaar Fund, Ltd. ("Shaar" or "Secured Party") and Commodore Applied Technologies, Inc. ("CXI") and Commodore Advanced Sciences, Inc. ("CASI"). (CASI and CXI are collectively referred to as "Debtor"). This Agreement amends and restates that certain Security Agreement, dated June 13, 2001 (the "Original Security Agreement") between Debtor and the Secured Party.

                              W I T N E S S E T H :

         WHEREAS, on June 13, 2001, concurrently with the execution and delivery of the Original Security Agreement, CXI executed and delivered (i) to the Secured Party, a Secured Promissory Note in the principal amount of Five Hundred Thousand Dollars ($500,000.00) (the "Shaar Note"), a Warrant ("Shaar Warrant"), a Patent Collateral Assignment (the "Original Patent Collateral Assignment") and Registration Rights Agreement ("Shaar Registration Rights Agreement"); and (ii) to Milford Capital & Management ("Milford"), a Secured Promissory Note in the principal amount of Five Hundred Thousand Dollars ($500,000.00) ("Milford Note"), a Security Agreement ("Milford Security Agreement"), a Warrant ("Milford Warrant"), and a Registration Rights Agreement ("Milford Registration Rights Agreement"). The Milford Note, the Milford Security Agreement, the Milford Warrant, Milford Registration Rights Agreement, and the Milford Guaranty (as hereinafter defined) are sometimes hereinafter referred to as the "Milford Loan Documents");

         WHEREAS, pursuant to separate Guaranty and Suretyship Agreements, each dated June 13, 2001, between CASI and each of Milford ("Milford Guaranty") and the Secured Party (the "Shaar Guaranty"), CASI, a wholly-owned subsidiary of CXI, guaranteed payment of the Shaar Note and the Milford Note;

         WHEREAS, subsequent to issuance of the Shaar Note, the Secured Party and CXI amended and restated the Shaar Note such that as of the date hereof the Shaar Note has an outstanding principal balance of Three Million Two Hundred Seventy-Nine Thousand Five Hundred Eighty Five Dollars ($3,279,585);

         WHEREAS, subsequent to the issuance of the Milford Note, Milford and CXI amended and restated the Milford Note and the Milford Note had an outstanding principal balance of One Hundred Eight-Eight Thousand One Hundred Forty-Nine Dollars ($188,149);

         WHEREAS, pursuant to that certain Purchase Agreement, dated March 23, 2005 (the "Purchase Agreement"), the Secured Party purchased, among other things, the amended and restated Milford Note from Milford;

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         WHEREAS, pursuant to the Purchase Agreement, the rights and obligations under those Milford Loan Documents pertaining to Milford were assigned, transferred and conveyed to the Secured Party and all rights of Milford thereunder were extinguished;

         WHEREAS, pursuant to that certain Exchange Agreement, of even date herewith (the "Exchange Agreement"), (i) the Secured Party exchanged the outstanding principal amount of the Shaar Note and the Milford Note (including all forbearance amounts, accrued and unpaid interest and unpaid fees thereon) for the 10% Convertible Secured Note of CXI (the "Convertible Note"), in the original principal amount of Four Million Six Hundred Thousand Seven Hundred Thirty-Three ($4,600,733) Dollars, (ii) the Secured Party and CASI have agreed to amend and restate the Shaar Guaranty (as amended and restated, the "Guaranty"), (ii) the Secured Party and CXI have agreed to amend and restate the Original Patent Collateral Assignment, (as amended and restated, the "Patent Collateral Assignment"), (iii) the Secured Party exchanged all of its shares of CXI's Series E Convertible Preferred Stock and Series F Convertible Preferred Stock for shares of CXI's Series I Convertible Preferred Stock created pursuant to a Certificate of Designation filed with the Secretary of State of the State of Delaware (the "Certificate of Designation");

         WHEREAS, During the six (6) month period following the Issue Date of the Note, if both the Secured Party and CXI consent, which consent can be withheld by a party for any reason whatsoever, the Secured Party will, from time to time, make advances to CXI under the Note in an aggregate principal amount of up to $500,000; provided, that at no time shall the Note have an outstanding Principal Balance more than $5,100,733; and

         WHEREAS, in order to induce the Secured Party to make the loan to CXI represented by the Convertible Note, the Secured Party required that Debtor grant the Secured Party a perfected lien on the Collateral (as defined below), pursuant to the terms and conditions of this Agreement. For purposes of this Agreement, the term "Documents" means (i) this Agreement; (ii) the Certificate of Designation; (iii) the Convertible Note; (iv) the Guaranty; and (v) the Patent Collateral Assignment.

         NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, and intending to be legally bound, Debtor hereby agrees as follows:

1. Definitions.
   ------------

         (a) All terms used herein which are defined in Article 1 or Article 9 of the Uniform Commercial Code as adopted in the State of New York, as amended from time to time, (the "Code") shall have the meanings given therein unless otherwise defined in this Agreement. All references to the plural herein shall also mean the singular and to the singular shall also mean the plural. All references to Secured Party and Debtor pursuant to the definitions set forth in the recitals hereto, or to any other person herein, shall include their respective heirs, executors, administrators, personal representatives, successors and permitted assigns. The words "hereof," "herein," "hereunder," "this Agreement" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not any particular provision of this Agreement and as this Agreement now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

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         (b) In addition to those  capitalized  terms defined  elsewhere in this
Agreement, the following terms shall have the following respective meanings wherever used in this Agreement:

         "Collateral" shall have the meaning set forth in Section 2 below.

         "Event of Default" shall have the meaning ascribed thereto in the Convertible Note.

         "Obligations" shall mean the collective reference to all principal, interest, additional obligations, collection costs, expenses, fees (including, but not limited to, forbearance fees, exit fees and attorneys' fees), indemnification obligations and other amounts owing or payable at any time under the Convertible Note, this Agreement, any ancillary agreement or any other existing or future instrument, document or agreement by and among the Debtor and the Secured Party, and any extensions, modifications, substitutions, increases and renewals thereof, and the payment of all amounts advanced by the Secured Party or any affiliate thereof to preserve, protect and enforce rights hereunder and in the Collateral, whether arising before or after the commencement of any case with respect to Debtor under the United States Bankruptcy Code or any similar statute (including, without limitation, the payment of interest and other amounts which would accrue and become due but for the commencement of such case whether or not such amount would be a permitted claim in such case).

         "Patent  Collateral   Assignment"  shall  mean  the  Patent  Collateral
Assignment attached hereto as Exhibit B.

         "Person" or "person" shall mean any individual, sole proprietorship, partnership, corporation, limited liability company, business trust, unincorporated association, joint stock corporation, trust, joint venture or other entity or any government or any agency or instrumentality or political subdivision thereof.

         "Security Interests" shall mean the liens and security interests in the Collateral granted by Debtor for the benefit of Secured Party, and all rights and remedies in respect thereof, pursuant to this Agreement.

         (c)  Unless  otherwise  separately  defined  in  this  Agreement,   all
capitalized terms when used herein, shall have the same meaning and definition as set forth in the Convertible Note.

2. The Security Interests.
   -----------------------

         (a) In order to secure the due and punctual payment and performance of all Obligations owing to the Secured Party from time to time, Debtor hereby grants to Secured Party, for its benefit, a continuing lien and security interest in, and hereby assigns to Secured Party as collateral security, except as hereinafter provided, a first priority lien on the following, whether now existing or hereinafter arising or acquired and wherever located (collectively, the "Collateral") (i) all of their respective property described on the schedule attached hereto as Exhibit A, (ii) all contract rights, warranties, guaranties,

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accounts,  general  intangibles,  chattel  paper,  license and royalty  fees and insurance policies arising out of the property described on Exhibit A whether the Collateral described in this subparagraph (ii) or (i) above shall be deemed
inventory,   equipment,   contract  rights,   general  intangibles,   documents,
instruments, accounts and (iii) all proceeds and products of the foregoing. Provided, however, that notwithstanding anything in this Security Agreement to the contrary, the Collateral does mean or include (x) an account or accounts receivable, or (y) anything else defined as an "account" in the Code, arising out of waste processing services or other commercialization of the Debtor's Solvated Electron Technology ("SET") process using any of the Collateral described in this Section 2 or on Exhibit A hereto. In the event of any conflict between the description of the Collateral granted to Secured Party herein and this proviso, the terms of this proviso shall control and take precedence.

         (b) Subject to the consent of the Secured Party, which consent shall not be unreasonably withheld, the Debtor shall, upon at not less than fifteen
(15) days prior written notice to the Secured Party, be permitted to (i) amend the "Collateral" described herein to reflect patents abandoned by the Debtor in the ordinary course of its business and (ii) grant a first priority security interest on new equipment obtained by either CXI or CASI in connection with an equipment leasing arrangement entered into after the date hereof in a transaction approved by the Board of Directors of the CXI or CASI, as the case may be

3. Filing; Further Assurances.
   ---------------------------

         Debtor will, at its expense, execute, deliver, file and record (in such manner and form as Secured Party shall require), or permit Secured Party to file and record, (a) all financing statements, (b) all carbon, photographic or other reproductions of financing statements or this Agreement (which shall be sufficient as a financing statement hereunder), and (c) all specific assignments (including a collateral assignment of patent substantially in the form as that is annexed hereto as Exhibit B) or other papers that may be necessary or desirable, or that Secured Party may request, in order to create, preserve, perfect or validate any Security Interest or to enable Secured Party to exercise and enforce its rights hereunder with respect to any of the Collateral including, without limitation, all such documents as are or may be necessary for Secured Party to perfect a security interest in CXI's foreign Patents itemized on Exhibit A hereto. Debtor hereby irrevocably appoints Secured Party as Debtor's attorney-in-fact to execute and file, in the name and on behalf of Debtor, such additional financing statements as Secured Party may request. The foregoing power shall be deemed to be coupled with an interest and shall be irrevocable during the term of this Agreement. In addition, in the event and to the extent that any of Collateral consists of or is represented by instruments or other evidences of ownership such as would require physical possession of same in order to perfect the Security Interests therein, Debtor will promptly, at its expense, deliver same to Secured Party, with any necessary endorsements thereon. If any account becomes evidenced by a promissory note or any other instrument for the payment of money, Debtor will immediately deliver such instruments to Secured Party appropriately endorsed.

4. Representations, Warranties and Agreements of Debtor.
   -----------------------------------------------------

         Debtor hereby represents, warrants and agrees as follows:

         (a) The Debtor is the valid and lawful owner of all of the Collateral, free from any and all adverse liens, security interests or encumbrances;

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         (b) That Debtor has full right, power and authority to grant to Secured
Party the Security Interests pursuant to the terms of this Agreement, and that, except as set forth in this Agreement, the Security Interests (i) do not conflict with any rights of any other persons or any commitments of Debtor to any other persons and (ii) as related to those Patents that are issued, do not infringe upon any rights of any other persons or any commitments of Debtor to any persons.

         (c) That no financing statement covering any of the Collateral is on file in any public office, other than financing statements filed pursuant to this Agreement.

         (d) That the additional information, representations and warranties set forth on Exhibit C hereto is true and correct.

         (e) The equipment and patents described on Exhibit A hereto represents all of the processing equipment currently owned by CXI and CASI for commercial scale processing using the Company's Proprietary Solvated Electron ("SET") process, and all of the patents owned by CXI and CASI.

         (f) Upon the proper filing of (i) Form UCC-1  financing  statements and
(ii)  the  Patent  Collateral  Assignment  with the  United  States  Patent  and
Trademark Office, except for patents and patent applications comprising the Collateral that are issued or pending in foreign jurisdictions, the Secured
Party will possess a perfected first priority Security Interest in the Collateral.

         (g) That the indebtedness of CXI evidenced by the Shaar Note and the Milford Note (together, the "Prior Notes") remains outstanding as of the date hereof, and the: (a) Convertible Note is exchanged for and re-evidences the indebtedness evidenced by the Prior Notes; (b) Convertible Note is given in substitution for, and not in payment of the Prior Notes; (c) issuance of the Convertible Note is not intended to discharge or constitute a novation of the Prior Notes; and (d) the payment and performance obligations under the Convertible Note constitute Obligations under this Agreement.

5. Covenants of Debtor.
   --------------------

         Debtor hereby covenants and agrees as follows:

         (a) Debtor will take all action required by the Secured Party to defend the Collateral and the Security Interests against all claims and demands of all persons at any time claiming any adverse interest therein or there against;

         (b) Debtor will give written notice thereof to Secured Party at least thirty (30) days prior to any change in the location of the principal office of Debtor or the office where Debtor maintains or stores (i) its books and records pertaining to the Accounts and/or any other Collateral or (ii) any other Collateral;

         (c) That Debtor will promptly pay any and all taxes, assessments and governmental charges upon the Collateral prior to the date that penalties may attach thereto or same become a lien on any of the Collateral, except to the extent that such taxes, assessments and charges shall be contested by Debtor in good faith and through appropriate proceedings;

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         (d) That  Debtor will  immediately  notify  Secured  Party of any event causing a material loss or diminution in the value of the Collateral, and the amount (or Debtor's best estimate of the amount) of such loss or diminution;

         (e) That Debtor will at all times have and maintain insurance with respect to all insurable Collateral in amounts and of types as are customarily maintained by other companies of comparable size and type of business, each of which insurance policies shall name the Secured Party (i) as a loss payee and,
(ii) if it will not result in an increase in insurance premiums, as an additional insured on Debtor's general liability policy, as its interests may appear. All policies of insurance shall provide for a minimum of thirty (30) business days' written notice to Secured Party prior to any cancellation, modification or non-renewal thereof. Debtor shall, on the date hereof and from time to time upon request hereafter, furnish Secured Party with certificates or other evidence satisfactory to Secured Party of compliance with the foregoing insurance provisions;

         (f) That Debtor will keep all of the Collateral free from any and all adverse liens, security interests or encumbrances, and in good order and repair, reasonable wear and tear excepted, and will not waste or destroy the Collateral or any part thereof without the prior written consent of the Secured Party;

         (g) That Debtor will not dispose of any of the Collateral whether by sale, lease or otherwise;

         (h) That Debtor will place notations upon Debtor's books of account and any financial statement prepared by Debtor to disclose Secured Party' security interest in the Collateral;

         (i) That Debtor will perform all other actions requested by Secured Party to create and maintain in Secured Party' favor a valid perfected security interest in all Collateral;

         (j) That Debtor will at any time and from time to time, upon the written request of Secured Party and at the sole expense of Debtor, promptly and duly execute and deliver any and all such further instruments and documents and take such further actions as Secured Party may deem desirable to obtain the full benefits of this Agreement and of the rights and powers herein granted, including, without limitation: (i) using its best efforts to secure all consents and approvals necessary or appropriate for the assignment to or for the benefit of Secured Party of any license or contract held by Debtor or in which Debtor has any rights not heretofore assigned; (ii) filing and financing or continuation statements under the Code with respect to the liens and security interests granted hereunder or under any of the other Loan Documents and take any other action necessary or desirable with respect to perfection of said liens and security interests; (iii) transferring Collateral to Secured Party' possession (if such Collateral consists of chattel paper or if a security interest in such Collateral can be perfected only by possession, or if otherwise requested by Secured Party); and (iv) using its best efforts to obtain waivers, in form and substance satisfactory to Secured Party, of liens from landlords and mortgagees. Debtor also hereby authorizes Secured Party to file any such financing or continuation statement without the signature of Debtor to the extent permitted by applicable law. If any amount payable under or in connection with any of the Collateral is or shall become evidenced by any instrument, such instrument, other than checks and notes received in the ordinary course of business, shall be duly endorse in a manner satisfactory to Secured Party immediately upon Debtor receipt thereof;

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         (k) That  Debtor  will not  change  its  name,  identity  or  corporate structure in any manner which might make any financing or continuation statement filed by Secured Party to be seriously misleading, or change the jurisdiction of its incorporation, without giving Secured Party at least thirty (30) days prior written notice thereof and taken such action necessary or reasonably requested by Secured Party to amend such financing statement or continuation statement;

         (l) That Debtor will not use any of the Collateral in violation of any applicable law;

         (m) That Debtor will not permit any Collateral to be affixed to real estate so that it becomes a fixture according to the law of any jurisdiction in which the Collateral is located;

         (n) That CASI shall remain a wholly owned subsidiary of CXI; and

         (o) That Debtor will not locate any office outside of the United States without the written consent of Secured Party.

6. Records Relating to Collateral.
   -------------------------------

         Debtor will keep and maintain complete and accurate records concerning the Collateral, at its principal executive office as set forth in Exhibit C annexed hereto, or at such other place(s) of business as Secured Party may approve in writing. Debtor will (a) faithfully hold and preserve such records and chattel paper, (b) permit representatives of Secured Party, at any time during normal business hours, upon reasonable notice, (and so long as no default exists under the Loan Documents without undue disruption of Debtor' business), to examine and inspect the Collateral and to make copies and abstracts of such records and chattel paper at Debtor's sole cost and expense, and (c) furnish to Secured Party such information and reports regarding the Collateral as Secured Party may from time to time reasonably request.

7. General Authority.
   ------------------

         (a) In the event that the Secured Party shall at any time be required to take action to defend the Security Interests, or Debtor shall fail to satisfy its obligations under Section 5(c), 5(e) or 5(f) hereof, then the Secured Party shall have the right, but shall not be obligated, to take such steps and make such payments as may be required in order to effect compliance, and the Secured Party shall have the right either to demand and receive immediate reimbursement from Debtor for all costs and expenses incurred by the Secured Party in connection therewith, and/or to add such costs and expenses to the Obligations; and

         (b) Debtor hereby irrevocably appoints Secured Party the true and lawful attorney for Debtor, with full power of substitution, in the name of Debtor, the Secured Party or otherwise, for the sole use and benefit of the Secured Party, but at Debtor' expense, to the extent permitted by law to exercise, at any time and from time to time during the continuance of an Event of Default, any or all of the following powers with respect to any or all of the Collateral (which powers shall be in addition and supplemental to any powers, rights and remedies of the Secured Party described herein):

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

         (i) to demand, sue for, collect, receive and give acquittance for any and all monies due or to become due upon or by virtue thereof;

         (ii) to receive, take, endorse, assign and deliver any and all checks, notes, drafts, documents and other negotiable and non-negotiable instruments and chattel paper taken or received by any Secured Party in connection therewith;

         (iii) to settle, compromise, discharge, extend, compound, prosecute or defend any action or proceeding with respect thereto;

         (iv) to sell, transfer, assign or otherwise deal in or with same, or the proceeds or avails thereof, or the related goods securing the Accounts, as fully and effectually as if any Secured Party were the absolute owner thereof;

         (v) to extend the time of payment of any or all thereof and to make any allowance and other adjustments with reference thereto; and

         (vi) to discharge any taxes, liens, security interests or other encumbrances at any time placed thereon.

         Anything hereinabove contained to the contrary notwithstanding, Secured Party shall give Debtor not less than ten (10) business days' prior written notice of the time and place of any sale or other intended disposition of any of the Collateral, except any Collateral which is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market. Secured Party and Debtor hereby agree that such notice constitutes "reasonable notification" within the meaning of Section 9-611 of the Code.

8. Remedies Upon Event of Default.
   -------------------------------

         (a) If any Event of Default shall have occurred and be continuing, then, any Secured Party may exercise all of the rights and remedies of a Secured Party under the Code (whether or not the Code is in effect in the jurisdiction where such rights and remedies are exercised) and, in addition, any Secured Party may, without being required to give any notice, except as herein provided or as may be required by mandatory provisions of law, (a) apply the cash, if any, then held by it as Collateral in the manner specified in Section 10 hereof, and (b) if there shall be no such cash or if such cash shall be insufficient to pay all of the Obligations in full, sell the Collateral, or any part thereof, at public or private sale or at any broker's board or on any securities exchange, for cash, upon credit or for future delivery, and at such price or prices as the Secured Party may deem satisfactory. Secured Party may require Debtor to assemble all or any part of the Collateral and make it available to Secured
Party at a place to be designated by Secured Party which is reasonably convenient to Debtor and Secured Party. Any holder of the Convertible Note may be the purchaser of any or all of the Collateral so sold at any public sale (or, if the Collateral is of a type customarily sold on a recognized market or is of


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

a type which is the subject of widely distributed standard price quotations, at any private sale) and thereafter hold same, absolutely free from any right or claim of whatsoever kind. Secured Party are authorized, at any such sale, if it reasonably deems same to be advisable, to restrict the prospective bidders or purchasers of any of the Collateral which could be subject to federal or state securities laws to persons who will represent and agree that they are purchasing for their own account for investment and not with a view to the distribution or sale of any of such Collateral. Upon any such sale, Secured Party shall have the right to deliver, assign and transfer to the purchaser thereof the Collateral so sold. Each purchaser at any such sale shall hold the Collateral so sold absolutely, free from any claim or right of whatsoever kind, including any equity or right of redemption of Debtor. To the extent permitted by law, Debtor hereby specifically waives all rights of redemption, stay or appraisal which it has or may have under any rule of law or statute now existing or hereafter adopted. Secured Party shall give Debtor not less than thirty (30) days' prior written notice of its intention to make any such public or private sale or sales at a broker's board or on a securities exchange. Such notice, in case of a public sale, shall state the time and place fixed for such sale, and in case of sale at a broker's board or on a securities exchange, shall state the board or exchange at which such sale is to be made and the day on which the Collateral, or the portion thereof being sold, will first be offered for sale at such board or exchange. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as Secured Party may fix in the notice of such sale. At any such sale, the Collateral may be sold in one lot as an entirety or in separate parcels, as Secured Party may determine. Secured Party shall not be obligated to make such sale pursuant to any such notice. Secured Party may, without notice or publication, except for notice to Debtor not less than five (5) business days prior to the adjourn date, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the same may be adjourned. In case of any sale of all or any part of the Collateral on credit or for future delivery, the Collateral so sold may be retained by Secured Party until the selling price is paid by the purchaser thereof, but no Secured Party shall incur any liability in the case of the failure of such purchaser to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may again be sold upon like notice. Secured Party, instead of exercising the power of sale herein conferred upon it, may proceed by a suit or suits at law or in equity to foreclose the Security Interests and sell the Collateral, or any portion thereof, under a judgment or decree of a court or courts of competent jurisdiction.

         (b) In furtherance of the foregoing powers of Secured Party, Debtor hereby authorizes and appoints the Secured Party, with full powers of substitution, as the true and lawful attorney-in-fact of Debtor, in his name, place and stead, to take any and all such action as Secured Party, in its sole discretion, may deem necessary or appropriate in furtherance of the exercise of the aforesaid powers during the continuance of an Event of Default. Such power of attorney shall be coupled with an interest, and shall be irrevocable until the Notes are fully paid. Without limitation of the foregoing, such power of attorney shall not in any manner be affected or impaired by reason of any act of Debtor or by operation of law. Nothing herein contained, however, shall be deemed to require or impose any duty upon any Secured Party to exercise any of the rights or powers granted herein.

9. Right of Secured Party to Use and Operate Collateral.
   -----------------------------------------------------

         Upon the occurrence and during the continuance of any Event of Default, to the extent permitted by law, Secured Party shall have the right and power, with or without legal process, to enter upon any or all of Debtor's premises, to take possession of all or any part of the Collateral, and to exclude Debtor and all persons claiming under Debtor wholly or partly therefrom, and thereafter to sell same in accordance herewith and/or hold, store, and/or use, operate, manage and control the same. Upon any such taking of possession, Secured Party may, from time to time, at the expense of Debtor, make all such repairs, replacements, alterations, additions and improvements to the Collateral as Secured Party may deem proper. In such case, Secured Party shall have the right to manage and control the Collateral and to carry on the business and to exercise all rights and powers of Debtor in respect thereof as Secured Party shall deem proper, including the right to enter into any and all such agreements with respect to the leasing and/or operation of the Collateral or any part thereof as Secured Party may see fit; and Secured Party shall be entitled to collect and receive all rents, issues, profits, fees, revenues and other income of the same and every part thereof. Such rents, issues, profits, fees, revenues and other income shall be applied to pay the expenses of holding and operating the Collateral and of conducting the business thereof, and of all maintenance, repairs, replacements, alterations, additions and improvements, and to make all payments which any Secured Party may be required or may elect to make, if any, for taxes, assessments, insurance and other charges upon the Collateral or any part thereof, and all other payments which any Secured Party may be required or authorized to make under any provision of this Agreement (including legal costs and reasonable attorneys' fees). The remainder of such rents, issues, profits, fees, revenues and other income shall be applied in accordance with Section 10 below, and, unless otherwise provided or required by law or by a court of competent jurisdiction, any surplus shall be paid over to Debtor. For the purpose of enabling the Secured Party to exercise rights and remedies under
Section 9 hereof at such time as the Secured Party shall be lawfully entitled to exercise such rights and remedies, Debtor hereby grants to the Secured Party an irrevocable, non-exclusive license (exercisable without payment of royalty or other compensation to Debtor) to use, license or sublicense any of the Collateral consisting of copyrights, patents, trademarks or any licenses of copyrights, patents or trademarks, now owned or hereafter acquired by Debtor, and wherever the same may be located, and including in such license reasonable access to all media in which any of the licensed items may be recorded or stored. The use of such license by the Secured Party shall be exercised, at the option of the Secured Party for any purpose appropriate in connection with the exercise of remedies hereunder, only upon the occurrence and during the continuance of an Event of Default, provided that any license, sublicense or other transaction entered into by the Secured Party in accordance herewith shall be binding upon Debtor notwithstanding any subsequent cure of an Event of Default. The Secured Party agrees to apply the net proceeds received from any license as provided in Section 10 hereof.

10. Application of Collateral and Proceeds.
    ---------------------------------------

         The proceeds of any sale of, or other realization upon, all or any part of the Collateral shall be applied in the following order of priorities:

         (a) first, to pay the expenses of such sale or other realization, and all expenses, liabilities and advances incurred or made by or on behalf of Secured Party in connection therewith, and any other unreimbursed expenses for which Secured Party is to be reimbursed pursuant to Sections 7 and 11 hereof;

         (b) second, to the payment of the Obligations then outstanding in such order or manner as Secured Party, in its sole discretion, shall determine; and

         (c) finally, to pay to Debtor, or its successors or assigns, or as a court of competent jurisdiction may direct, any surplus then remaining from such proceeds.

11. Expenses; Secured Party Lien.
    -----------------------------

         Debtor will, forthwith upon demand, pay to Secured Party:

         (a) the amount of any taxes or other charges which the Secured Party have been required to pay, under operation of law, by reason of the Security Interests (including any applicable transfer taxes) or to free any of the Collateral from any lien thereon; and

         (b) the amount of any and all reasonable out-of-pocket expenses, including the reasonable fees and disbursements of its counsel and of any Secured Party not regularly in its employ, which any Secured Party may incur in connection with (i) the collection, sale or other disposition of any of the Collateral, (ii) the exercise by any Secured Party of any of the powers conferred upon it hereunder, and/or (iii) any default on Debtor's part hereunder.

12. Termination of Security Interests; Release of Collateral.
    ---------------------------------------------------------

         Upon the indefeasible payment in full of all Obligations, the Security Interests shall terminate and all rights in the Collateral shall revert to Debtor. Upon any such termination of the Security Interests or release of Collateral, Secured Party will, at Debtor's expense, execute and deliver to Debtor such documents as Debtor shall reasonably request to evidence the termination of the Security Interests or the release of such Collateral, as the case may be.

13. Communications and Notices.
    ---------------------------

         Except as otherwise specifically provided herein, all communications and notices provided for in this Agreement shall be sent by facsimile:

To the Secured Party at:

                  The Shaar Fund Ltd.
                  c/o Maarten Robberts
                  SS&C Fund Services N.V.
                  Pareraweg 45
                  Curacao, Netherlands Antilles
                  Phone: (599-9) 434-3562
                  Fax: (599-9) 434-3560

                  with copies to:

                  Meltzer, Lippe, Goldstein & Breitstone, LLP
                  Attn:  Ira Halperin, Esq.
                  190 Willis Avenue
                  Mineola, NY 11501
                  Phone: (516) 747-0300
                  Fax: (516) 747-0653

                  and:

                  Levinson Capital Management
                  350 Fifth Avenue, Suite 2210
                  New York, NY 10018
                  Attention: Samuel D. Levinson
                  (212) 244-3576
                  (212) 395-0059

To the Debtor at:

                  Commodore Applied Technologies, Inc.
                  Attn: James DeAngelis
                  Chief Financial Officer
                  150 East 58th Street
                  Suite 3238
                  New York, New York 10155
                  Phone: 212-308-5800
                  Fax: (212) 753-0731

         Notices sent by facsimile shall be deemed received upon delivery. The Debtor and the Secured Party may from time to time change their respective addresses, for purposes of this Section 13, by written notice to the other parties; provided, however, that notice of such change shall be effective only upon receipt.


14. Waivers; Non-Exclusive Remedies.
    --------------------------------

         No failure on the part of any Secured Party to exercise, and no delay in exercising, and no course of dealing with respect to, any right, power or remedy under this Agreement shall operate as a waiver thereof; nor shall any single or partial exercise by any Secured Party of any right, power or remedy under this Agreement preclude any exercise of any other right, power or remedy. The remedies in this Agreement are cumulative and are not exclusive of any other remedies provided by law, in equity or otherwise.

15. Changes in Writing.
    -------------------

         Neither this Agreement nor any provision hereof may be changed, waived, discharged or terminated orally but only by a statement in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

16. Governing Law; Consent to Jurisdiction; Waiver of Jury Trial.
    -------------------------------------------------------------

         (a) This Agreement shall (irrespective of where it is executed, delivered and/or performed) be governed by and construed in accordance with the laws of the State of New York (without giving effect to principles of conflicts of law), except as otherwise required by mandatory provisions of law and except to the extent that remedies provided by the laws of any State other than New York are governed by the laws of said State.

         (b) For the purposes of any suit, action or proceeding involving this Agreement, the Debtor and the Secured Party hereby expressly submit itself to the jurisdiction of the state courts of the State of New York and to the jurisdiction of the United States District Court for the State of New York, and consent that any order, process, notice of motion or other application to or by any such court or a judge thereof may be served within or without such court's jurisdiction by certified mail or by personal service, provided that a reasonable time for appearance is allowed, and the Debtor and the Secured Party agree that such court shall have exclusive jurisdiction over any such suit, action or proceeding commenced by either or both of said parties. The Debtor and the Secured Party hereby irrevocably waive any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Note brought in the state courts of the State of New York or in the United States District Court for the State of New York and hereby further irrevocably waive any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

         THE DEBTOR HEREBY WAIVES ANY RIGHT TO TRIAL BY JURY IN ANY SUCH ACTION OR PROCEEDING, AND CONSENTS THAT THE SECURED PARTY MAY FILE A COPY OF THIS AGREEMENT WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTY HERETO WITH RESPECT TO JURISDICTION AND THE WAIVER OF THE RIGHT TO TRIAL BY JURY.

17. Severability.
    -------------

         If any provision hereof is held invalid or unenforceable in any jurisdiction, such provision shall (for purposes of enforcement in such jurisdiction only) be reduced in scope and effect to the extent necessary to render same enforceable, and the other provisions hereof shall remain in full force and effect in such jurisdiction.

18. Headings.
    ---------

         The captions and Section headings in this Agreement are for convenience of reference only, and shall not limit or otherwise affect the meaning or interpretation of any provision hereof.

19. Assignment.
    -----------

         This Agreement may not be assigned by Debtor without Secured Party's prior written consent, but shall otherwise be binding upon and inure to the benefit of the Party hereto and their respective heirs, executors, administrators, personal representatives, successors and assigns.

20. Counterparts; Fax Signatures.
    -----------------------------

         This  Agreement  may  be  executed  simultaneously  in  any  number  of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument when instruments originally executed by each party shall have been received by Debtor. Any signature delivered via facsimile transmission shall be deemed to be an original signature hereto.

         21. All obligations of CXI and CASI hereunder are joint and several in all respects.

         22. It is expressly understood and agreed that, to the extent the Code is revised after the date hereof such that the definition of any of the terms included in the description or definition of the Collateral is changed, the parties hereto desire that any property which is included in such changed definitions, but which would not otherwise be included in the security interest on the date hereof, nevertheless be included in the security interest upon the effective date of such revision. Notwithstanding the immediately preceding sentence, the Security Interest granted hereby was intended to apply on June 13, 2001 to all of the Collateral to the fullest extent permitted by applicable law, regardless of whether any particular item of the Collateral was then subject to the Code.


                            [SIGNATURE PAGE FOLLOWS]

         IN WITNESS WHEREOF, this Agreement has been executed by the Parties hereto as of the date first set forth above.

                                 COMMODORE APPLIED TECHNOLOGIES, INC.


                                 By: /s/ James M. DeAngelis
                                    -----------------------
                                 Name:  James M. DeAngelis
                                 Title: Chief Financial Officer


                                 COMMODORE ADVANCED SCIENCES,  INC.


                                 By: /s/ James M. DeAngelis
                                     ----------------------
                                 Name:  James M. DeAngelis
                                 Title: Chief Financial Officer


                                 THE SHAAR FUND, LTD.

                                 By: SS&C Fund Services BVI


                                               By:  /s/ Maarten Robberts
                                                    --------------------
                                                    Name:  Maarten Robberts
                                                    Title:    Director


                                               By:  /s/ Peter Ijsseling
                                                    -------------------
                                                    Name: Peter Ijsseling
                                                    Title:   Director

STATE OF RHODE ISLAND                                )
                                                     )  ss.:
COUNTY OF NEWPORT                                    )


         On this 9th day of April, 2005, before me, the undersigned, personally appeared James M. DeAngelis, Chief Financial Officer of Commodore Applied Technologies, Inc., personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.



                                 /s/ Elena Perkins - Bank of America
                                 -----------------------------------
                                 Notary Public


STATE OF RHODE ISLAND                                )
                                                     ) ss.:
COUNTY OF NEWPORT                                    )


         On this 9th day of April, 2005, before me, the undersigned, personally appeared James M. DeAngelis, Chief Financial Officer of Commodore Advanced Sciences, Inc., personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.



                                 /s/ Elena Perkins - Bank of America
                                 -----------------------------------
                                 Notary Public

                                    EXHIBIT A

                              TO SECURITY AGREEMENT

                                   COLLATERAL

                                    EQUIPMENT
                                    ---------

                        Commodore Advanced Sciences, Inc.
                       S-10 - Mixed Waste Processing Unit
                        LOCATION ALBUQUERQUE, NEW MEXICO






      Description of Component           Manufacturer of Component
Treatment Cell Skid
                     Cell, Drive Motor  Eirich Machines
                               Tankage  Applied Reactor, J-Weld
                                 Seals  Eirich Machines
                         Trace Heating  Chromaloz
                        Small Valves &  Denver Valve; Pipe Valves, SciotoValve,
                                        McStay, Simco
                              Fittings
                            Load Cells  Sensotec

Soil Feed
                              Screener  Carman Industries
                        Screw Conveyor  Amer. Bulk Conveyor

Sodium Supply System                    Springs Fabrication
Boiler System                           Ware

Control System                          River Consulting, GEFCO
Ammonia Recovery                        Sutton
Instrumentation
Auxiliary Skid                          Stokes, Tigg, Stoermer, Habegger,
                                        Mueller
System Engineering                      Veridian Technologies

                        Commodore Advanced Sciences, Inc.
                       SL-2 - Mixed Waste Processing Unit
           LOCATION ENVIROCARE of UTAH moving to RICHLAND, WASHINGTON

                Item                                    Vendor

Reactor Vessel
        56 gallon Pressure vessel                       Eirich
        Flanged 20" diameter inlet                      Eirich
        Drive Motor and var. speed transmission         Eirich
        Flanged 8" diameter outlet                      Eirich

Compressor
        Blackmer 7.5 horse                              Blackmer
        Corchen 15 HP                                   Corchen
        Pressure Relief Valves (2)                      Chromac
        Electrical Control Panels                       Cochran Electric
        Heat Exchanger                                  Used

Scrubber
        2-Stack Packed Columns                          Limbach Plumbing
        Pump (centrifugal)                              Waterby
        Piping (PVC)                                    Pipe Valves
        Electrical Controls                             Cochran Electric
        Manifold Piping                                 CXI

Electrical Controls
        Electrical Panels and Switches                  Cochran Electric

Boiler  Nelson HD Industrial Hot Water System

Ammonia Recovery
        Bonn Packaged Condenser

Skid
        Box Frame Mounting Chassis                      Sliger & Sons

                        Commodore Advanced Sciences, Inc.
                        S-4 - Mixed Waste Processing Unit
                        LOCATION ALBUQUERQUE, NEW MEXICO


                Item                                    Vendor

Reactor Vessel
        400 gallon Pressure vessel                      WSF Industries
        Hinged 3' diameter door with code lock          WSF Industries
        Rotary Bearing ROTEC                            WSF Industries
        Rotary Chain Drive DODGE                        WSF Industries
        Trunion Mounting Bearing DODGE                  WSF Industries
        Tilt drive System DODGE                         WSF Industries

Reactor Attachments
        Sight Gauges (3)                                EEP
        Immersion Heater                                Chromalox
        Pressure Relief Valves                          Chromac
        Ball Valves                                     Neles Jamesbury
        Hose Quick Disconnects                          Drylock
        Hydraulic Power Supply                          Vickers
        Hydraulic Control and Drive System              Vickers

System Control Manifold
        Valves (16) ball valves                         Neles Jamesbury
        Piping Assembly Parts                           Pipe Valves
        Piping Assembly Labor                           Limbach
        Hydrostatic Relief Valves (8)                   Tanner Industries

Storage Tank #1
        600 Gallon Steel Vessel                         WSF
        Pressure Relief Valves (2)                      WSF
        Cooling Coils (2)                               WSF
        Clean-out Port                                  WSF
        Catch Tank Dike                                 WSF
        Pressure Gauges (1)                             WSF
        Temperature Gauge (1)                           WSF
        Level Gauge (1)                                 WSF

Flow Control
        Flow Control Gauges (2)                         Spirax

Electrical Controls
        Electrical Panels and Switches                  Cochran Electric

Hoses
        Ammonia Pressure Hoses                          Summers Rubber

Steam Heating
        Jacket Steam Vessel                             Springs Fabricating
        Flange Mount for Mixer (top)                    Springs Fabricating

                             Miscellaneous Equipment
                             -----------------------


                        LOCATION ALBUQUERQUE, NEW MEXICO


         All miscellaneous equipment and supplies in any way related to or used for the commercialization of the Debtor's Solvated Electron Technology ("SET") Process and all additions to any of the foregoing items and any and all replacements, proceeds including insurance proceeds and products thereof.


                         End of Miscellaneous Equipment.



                         PATENTS AND PATENT APPLICATIONS
                      COMMODORE APPLIED TECHNOLOGIES, INC.
                              PATENT PORTFOLIO
                               (March 3, 2005)
----------- -------------- ------------------------------------------ ----------- ------------ ----------------- ------------------
   Case     Country                             Title                 Filed        Issued      Patent No./           Pending/
   Number                                                                                      Serial No.             Action
----------- -------------- ------------------------------------------ ----------- ------------ ----------------- ------------------
SPP:103 US  United States  PROCESSES FOR DECONTAMINATING POLLUTED     03/30/1987  08/01/1989   4,853,040         Maintenance
                           SUBSTRATES                                                                            fees paid-
                                                                                                                 Expires  8/01/06
----------- -------------- ------------------------------------------ ----------- ------------ ----------------- ------------------
SPP:104 US  United States  EXPANDED "SET" PROCESSES                   07/27/1989  05/05/1992   5,110,364         Expires 7/27/09
----------- -------------- ------------------------------------------ ----------- ------------ ----------------- ------------------
SPP:111 EA  Eurasia        DESTRUCTION OF CHEMICAL WARFARE AGENTS     06/08/1998  10/10/1996   000631
            (Russia)       (CHEM DEMIL)
----------- -------------- ------------------------------------------ ----------- ------------ ----------------- ------------------
SPP:111 KW  Kuwait                      "                     "       11/02/1996               PA 134/96         Pending
----------- -------------- ------------------------------------------ ----------- ------------ ----------------- ------------------
SPP:111 LY  Libya                       "                     "       11/07/1996               428/96            Pending
----------- -------------- ------------------------------------------ ----------- ------------ ----------------- ------------------
SPP:111 SA  Saudi Arabia                "                     "       11/27/1996               96 17 0460        Pending
----------- -------------- ------------------------------------------ ----------- ------------ ----------------- ------------------
SPP:111 US  United States               "                     "       04/16/1998  12/07/1999   5,998,691
----------- -------------- ------------------------------------------ ----------- ------------ ----------------- ------------------
SPP:112 PK  Pakistan                    "                     "       12/11/1997  12/11/1997   136,129
----------- -------------- ------------------------------------------ ----------- ------------ ----------------- ------------------
SPP:112 US  United States               "                     "       06/10/1999  09/19/2000   6,121,506
----------- -------------- ------------------------------------------ ----------- ------------ ----------------- ------------------
SPP:114 CA  Canada         METHOD FOR REMEDIATING SITES CONTAMINATED  02/10/2000  08/24/2004   2,362,469
                           WITH TOXIC WASTE (IMPROVED SET PROCESS)
----------- -------------- ------------------------------------------ ----------- ------------ ----------------- ------------------
SPP:114 EP  Europe                      "                     "       02/10/2000               00 921 323.2      Pending
----------- -------------- ------------------------------------------ ----------- ------------ ----------------- ------------------
SPP:114 IL  Israel                      "                     "       08/09/2001               144,825           Pending
----------- -------------- ------------------------------------------ ----------- ------------ ----------------- ------------------
SPP:114 JP  Japan                       "                     "       08/13/2001               2000-599038       Pending
----------- -------------- ------------------------------------------ ----------- ------------ ----------------- ------------------
SPP:114 MX  Mexico                      "                     "       08/07/2001               PA/a/2001007958   Pending
----------- -------------- ------------------------------------------ ----------- ------------ ----------------- ------------------
SPP:114 US  United States               "                     "       02/11/1999  04/11/2000   6,049,021
----------- -------------- ------------------------------------------ ----------- ------------ ----------------- ------------------



------------------------------------------------------------------------------------------------------------------------------------
Case Number       Country                              Title                       Filed       Issued      Patent No./      Pending/
                                                                                                            Serial No.       Action
------------- ---------------- ------------------------------------------------ ------------------------ ---------------------------
SPP:115 US    United States    METHOD FOR OXIDIZING ORGANOPHOSPHORUS COMPOUNDS  05/27/2003                6,570,048
                               (PEROXYSULFATES)
------------- ---------------- ------------------------------------------------ ------------------------ ---------------------------
SPP:119 US    United States    DEACTIVATION  OF METAL  LIQUID  COOLANTS         04/04/2000   01/16/2001   6,175,051
                               USED IN NUCLEAR REACTOR SYSTEMS
------------- ---------------- ------------------------------------------------ ------------------------ ---------------------------




                 End of Description of Collateral and Exhibit A
                 ----------------------------------------------

                                    EXHIBIT B

                              AMENDED AND RESTATED
                          PATENT COLLATERAL ASSIGNMENT

         This Amended and Restated Patent Collateral Assignment (this "Agreement") is made this ___ day of April, 2005, by and between COMMODORE APPLIED TECHNOLOGIES, INC. ("Assignor"), which maintains an address at Suite 3238, 150 East 58th Street, New York, New York; and THE SHAAR FUND, LTD. ("Secured Party"), which maintains an address at c/o SS&C Fund Services N.V., Pareraweg 45, Curacao, Netherlands Antilles.

                                BACKGROUND FACTS

         Assignor has executed and delivered a 10% Convertible Secured Note (the "Note") to the Secured Party in the aggregate principal amount of Four Million Six Hundred Thousand Seven Hundred Thirty-Three ($4,600,733) Dollars and has entered into an Amended and Restated Security Agreement, of even date herewith ("Security Agreement"), with the Secured Party. In order to induce the Secured Party to execute and deliver the Security Agreement and to make the loan and future advances under the Note, Assignor has agreed, inter alia, to assign to Secured Party certain patent rights.

         NOW, THEREFORE, in consideration of the premises, Assignor hereby agrees with Secured Party as follows:

         1. To secure the complete and timely satisfaction of all Obligations (as defined in the Security Agreement), Assignor hereby grants, assigns and conveys to Secured Party the entire right, title and interest in and to the patent applications and patents listed in Schedule A hereto, including without limitation all proceeds thereof (such as, by way of example, license royalties and proceeds of infringement suits), the right to sue for past, present and future infringements, all rights corresponding thereto throughout the world and all reissues, divisions, continuations, renewals, extensions and continuations-in-part thereof (collectively, the "Patents").

         2. Assignor represents, warrants and covenants that:

         (a) The Patents are subsisting and have not been adjudged invalid or unenforceable, in whole or in part and such Patents represent all of the Patents owned by Assignor;

         (b) To the best of Assignor's knowledge, each of the Patents that has been issued is valid and enforceable;

         (c) Assignor is the sole and exclusive owner of the entire and unencumbered right, title and interest in and to each of the Patents, free and clear of any liens, charges and encumbrances, including without limitation pledges, assignments, licenses, shop rights and covenants by Assignor not to sue third persons; and

         (d) Assignor has the unqualified right to enter into this Agreement and perform its terms.

         3. Assignor agrees that until all of the Obligations shall have been satisfied in full, it will not enter into any agreement (for example, a license agreement) which is inconsistent with Assignor's obligations under this Agreement, without Secured Party's prior written consent.

         4. If, before the Obligations shall have been satisfied in full, Assignor shall obtain rights to any new patentable inventions, or become entitled to the benefit of any patent application or patent for any reissue, division, continuation, renewal, extension or continuation-in-part of any Patent or any improvement on any Patent, the provisions of paragraph 1 shall automatically apply thereto and Assignor shall give to Secured Party prompt notice thereof in writing hereof.

         5. Assignor authorizes Secured Party to modify this Agreement by amending Schedule A to include any future patents and patent applications which are Patents under paragraph 1 or paragraph 4 hereof. Secured Party authorizes Assignor to abandon any of the Patents if, in Assignor's sole and exclusive determination, such Patent is not commercially viable. Provided, however, that Assignor shall give Secured Party not less than thirty (30) days written notice of its intention to abandon any such Patent whereupon Secured Party may assume the unconditional ownership of such Patent at its sole cost and expense.

         6. Unless and until there shall have occurred and be continuing an Event of Default (as defined in either the Note or the Security Agreement), Secured Party hereby grants to Assignor the exclusive, nontransferable right and license under the Patents to make, have made for it, use, sell and have sold the inventions disclosed and claimed in the Patents for Assignor's own benefit and account and for none other. Assignor agrees not to sell or assign its interest in, or grant any sublicense under, the license granted to Assignor in this paragraph 6, without the prior written consent of Secured Party, which consent shall not be unreasonably withheld.

         7. If any Event of Default shall have occurred and be continuing, and in addition to and not in lieu of any rights or remedies granted to Secured Party in the event of default as set forth in the Security Agreement, which is deemed incorporated herein by reference and which such rights and remedies may be exercised cumulatively by Secured Party, the Secured Party may transfer or assign Assignor's license under the Patents as set forth in paragraph 6, upon thirty (30) days written notice to Assignor, and Secured Party shall have, in addition to all other rights and remedies given it by this Agreement, those allowed by law and the rights and remedies of a secured party under the Uniform

Commercial Code as enacted in any jurisdiction in which the Patents may be located and, without limiting the generality of the foregoing, the Secured Party may immediately, without demand of performance and without other notice (except as set forth below) or demand whatsoever to Assignor, all of which are hereby expressly waived, and without advertisement, sell at public or private sale or otherwise realize upon, in New York, New York, or elsewhere, the whole or from time to time any part of the Patents, or any interest which the Assignor may have therein, and after deducting from the proceeds of sale or other disposition of the Patents all expenses (including all reasonable expenses for brokers' fees and legal services), shall apply the residue of such proceeds toward the payment of the Obligations. Any remainder of the proceeds after payment in full of the Obligations shall be paid over to the Assignor. Notice of any sale or other disposition of the Patents shall be given to Assignor at least twenty (20) days before the time of any intended public or private sale or other disposition of the Patents is to be made, which Assignor hereby agrees shall be reasonable notice of such sale or other disposition. At any such sale or other disposition, Secured Party may, to the extent permissible under applicable law, purchase the whole or any part of the Patents sold, free from any right of redemption on the part of Assignor, which right is hereby waived and released.

         8. If any Event of Default shall have occurred and be continuing, Assignor hereby authorizes and empowers Secured Party to make, constitute and appoint any officer or agent of Secured Party, as Secured Party may select in its exclusive discretion, as Assignor's true and lawful attorney-in-fact, with the power to endorse Assignor's name on all applications, documents, papers and instruments necessary for Secured Party to use the Patents, or to grant or issue any exclusive or nonexclusive license under the Patents to any third person, or necessary for Secured Party to assign, pledge, convey or otherwise transfer title in or dispose of the Patents to any third person. Assignor hereby ratifies all that such attorney shall lawfully do or cause to be done by virtue hereof. This power of attorney shall be irrevocable for the life of this Agreement.

         9. At such time as Assignor shall completely satisfy all of the Obligations, this Agreement shall terminate and Secured Party shall execute and deliver to Assignor all deeds, assignments and other instruments as may be necessary or proper to re-vest in Assignor full title to the Patents, subject to any disposition thereof which may have been made by Secured Party pursuant hereto.

         10. Any and all fees, costs and expenses, of whatever kind or nature, including the reasonable attorney's fees and legal expenses incurred by Secured Party in connection with the preparation of this Agreement and all other documents relating hereto and the consummation of this transaction, the filing or recording of any documents (including all taxes in connection therewith) in public offices, the payment or discharge of any taxes, counsel fees, maintenance fees, encumbrances or otherwise protecting, maintaining or preserving the Patents, shall be borne and paid by Assignor on demand by Secured Party and until so paid shall be added to the principal amount of the Obligations and shall bear interest at the highest rate prescribed in the Note.

         11. Subject to Assignor's rights to voluntarily abandon any Patent, as set forth in Section 5 hereof, Assignor shall have the duty, through counsel reasonably acceptable to Secured Party, to prosecute diligently any patent applications of the Patents pending as of the date of this Agreement or thereafter until the Obligations shall have been paid in full to preserve and maintain all rights in patent applications and patents of the Patents, including without limitation the payment of all maintenance fees. Any expenses incurred in connection with such an application shall be borne by Assignor.

         12. Assignor shall have the right, with the consent of Secured Party, which shall not be unreasonably withheld, to bring suit in its own name, and to join Secured Party, if necessary, as a party to such suit so long as Secured Party is satisfied that such joinder will not subject it to any risk of liability, to enforce the Patents and any licenses thereunder. Assignor shall promptly, upon demand, reimburse and indemnify Secured Party for all damages, costs and expenses, including legal fees, incurred by Secured Party pursuant to this Agreement and the Security Agreement.

         13 No course of dealing between Assignor and Secured Party, nor any failure to exercise, nor any delay in exercising, on the part of Secured Party, any right, power or privilege hereunder or under the Security Agreement shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or thereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

         14. All of Secured Party's rights and remedies with respect to the Patents, whether established hereby or by the Security Agreement, or by any other agreements or by law shall be cumulative and may be exercised singularly or concurrently.

         15. The provisions of this Agreement are severable, and if any clause or provision shall be held invalid and unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction, and shall not in any manner affect such clause or provision in any other jurisdiction, or any clause or provision of this Agreement in any jurisdiction.

         16. This Agreement is subject to modification only by a writing signed by the parties, except as provided in paragraph 5.

         17. The benefits and burdens of this Agreement shall inure to the benefit of and be binding upon the respective successors and permitted assigns of the parties.

         18. The validity and interpretation of this Agreement and the rights and obligations of the parties shall be governed by the laws of the State of New York.


              (THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK)

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.


                                 ASSIGNOR:

                                 COMMODORE APPLIED
                                 TECHNOLOGIES, INC.


                                 By: /s/ James M. DeAngelis
                                 --------------------------
                                 James M. DeAngelis
                                 Chief Financial Officer

                                 SECURED PARTY:

                                 THE SHAAR FUND, LTD.

                                 By: SS&C Fund Services BVI.


                                                     By: /s/ Maarten Robberts
                                                     ------------------------
                                                     Name:  Maarten Robberts
                                                     Title:  Director


                                                     By: /s/ Peter Ijsseling
                                                     -----------------------
                                                     Name: Peter Ijsseling
                                                     Title:   Director


STATE OF RHODE ISLAND      )
                           ) SS:
COUNTY OF NEWPORT          )

         On this 9th day of April, 2005, before me, a Notary Public in and for the jurisdiction aforesaid, personally appeared James M. DeAngelis, to me known, who being by me duly sworn, did depose and say that he is the Chief Financial Officer of Commodore Applied Technologies, Inc., and that he is duly authorized to execute same; and that he subscribed, swore to and acknowledged the same in his capacity as such officer and as the authorized and binding act and deed of said corporation.

                                 /s/ Elena Perkins - Bank of America
                                 -----------------------------------
                                 Notary Public

                         PATENTS AND PATENT APPLICATIONS
                      COMMODORE APPLIED TECHNOLOGIES, INC.
                                PATENT PORTFOLIO
                                (March 22, 2005)



------------- ---------------- ---------------------------------------- ------------- -------------- --------------- ---------------
   Case       Country                               Title               Filed          Issued        Patent No./         Pending/
  Number                                                                                             Serial No.           Action
------------- ---------------- ---------------------------------------- ------------- -------------- --------------- ---------------
SPP:103 US    United States    PROCESSES FOR DECONTAMINATING POLLUTED   03/30/1987    08/01/1989     4,853,040       Maintenance
                               SUBSTRATES                                                                            fees paid-
                                                                                                                     Expires 8/01/06
------------- ---------------- ---------------------------------------- ------------- -------------- --------------- ---------------
SPP:104 US    United States    EXPANDED "SET" PROCESSES                 07/27/1989    05/05/1992     5,110,364       Expires 7/27/09
------------- ---------------- ---------------------------------------- ------------- -------------- --------------- ---------------
SPP:111 EA    Eurasia          DESTRUCTION OF CHEMICAL WARFARE AGENTS   06/08/1998    10/10/1996     000631
              (Russia)         (CHEM DEMIL)
------------- ---------------- ---------------------------------------- ------------- -------------- --------------- ---------------
SPP:111 KW    Kuwait                        "                  "        11/02/1996                   PA 134/96       Pending
------------- ---------------- ---------------------------------------- ------------- -------------- --------------- ---------------
SPP:111 LY    Libya                         "                  "        11/07/1996                   428/96          Pending
------------- ---------------- ---------------------------------------- ------------- -------------- --------------- ---------------
SPP:111 SA    Saudi Arabia                  "                  "        11/27/1996                   96 17 0460      Pending
------------- ---------------- ---------------------------------------- ------------- -------------- --------------- ---------------
SPP:111 US    United States                 "                  "        04/16/1998    12/07/1999     5,998,691
------------- ---------------- ---------------------------------------- ------------- -------------- --------------- ---------------
SPP:112 PK    Pakistan                      "                  "        12/11/1997    12/11/1997     136,129
------------- ---------------- ---------------------------------------- ------------- -------------- --------------- ---------------
SPP:112 US    United States                 "                  "        06/10/1999    09/19/2000     6,121,506
------------- ---------------- ---------------------------------------- ------------- -------------- --------------- ---------------
SPP:114 CA    Canada           METHOD FOR REMEDIATING SITES             02/10/2000    08/24/2004     2,362,469
                               CONTAMINATED WITH TOXIC WASTE
                               (IMPROVED SET PROCESS)
------------- ---------------- ---------------------------------------- ------------- -------------- --------------- ---------------
SPP:114 EP    Europe                        "                  "        02/10/2000                   00 921 323.2    Pending
------------- ---------------- ---------------------------------------- ------------- -------------- --------------- ---------------
SPP:114 IL    Israel                        "                  "        08/09/2001                   144,825         Pending
------------- ---------------- ---------------------------------------- ------------- -------------- --------------- ---------------
SPP:114 JP    Japan                         "                  "        08/13/2001                   2000-599038     Pending
------------- ---------------- ---------------------------------------- ------------- -------------- --------------- ---------------
SPP:114 MX    Mexico                        "                  "        08/07/2001                   PA/a/2001007958 Pending
------------- ---------------- ---------------------------------------- ------------- -------------- --------------- ---------------
SPP:114 US    United States                 "                  "        02/11/1999    04/11/2000     6,049,021
------------- ---------------- ---------------------------------------- ------------- -------------- --------------- ---------------




------------- ---------------- ---------------------------------------- ------------- -------------- --------------- ---------------
   Case       Country                               Title               Filed          Issued        Patent No./         Pending/
  Number                                                                                             Serial No.           Action
------------- ---------------- ---------------------------------------- ------------- -------------- --------------- ---------------
SPP:115 US    United States    METHOD FOR OXIDIZING ORGANOPHOSPHORUS    05/27/2003                   6,570,048
                               COMPOUNDS (PEROXYSULFATES)
------------- ----------------------------------------------------------------------- ------------------------------- ----------
SPP:119 US    United States    DEACTIVATION OF METAL LIQUID COOLANTS    04/04/2000    01/16/2001     6,175,051
                               USED IN NUCLEAR REACTOR SYSTEMS
------------- ----------------------------------------------------------------------- ------------------------------- ----------




                 End of Description of Collateral and Exhibit A.
                 -----------------------------------------------

                                    EXHIBIT C
                                    -------

                              TO SECURITY AGREEMENT
                              ---------------------

             Additional Information, Representations and Warranties
             ------------------------------------------------------


(1) The exact name of CXI is Commodore Applied Technologies, Inc. and the exact name of CASI is Commodore Advanced Sciences, Inc.

(2)      Debtor owns and uses the following trade names:

         [        NONE                      ]

(3) CXI is duly organized, validly existing and in good standing under the laws of the State of Delaware.

(4) CASI is duly organized, validly existing and in good standing under the laws of the State of New Mexico.

(5) The principal executive office of CXI is located either at 150 East 58th Street, Suite 3238, New York, New York 10155 or at 2121 Jamieson Avenue, Unit 308, Alexandria, Virginia 22314 and the books and records pertaining to CXI's Collateral are located at 150 East 58th Street, Suite 3238, New York, New York 10155. The principal executive office of CASI is located at 507 Knight Street, Suite B, Richland, WA 99352 and the books and records pertaining to CASI's Collateral are located at 507 Knight Street, Suite B, Richland, WA 99352. The equipment of CASI and CXI is located at 2445 Ridge Crest Drive, Albuquerque, New Mexico 87108 and at a facility in Clive, Utah

(6) Currently, Debtor is not required, by the nature of its business or the location of its property or assets, to be qualified to do business as a foreign corporation in any jurisdiction.

(7) Debtor has no place of business other than those disclosed in Item (5) above.

(8) Debtor does not own or have interests in personal property located at places other than that disclosed in item (5) above.

(9) Debtor does not own property consisting of leasehold improvements and/or fixtures only at the location specified in item (5) above.

                                End of Exhibit C